UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

TravelCenters of America LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to TravelCenters of America LLC.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 23, 2019, the Company’s shareholders voted on the election of Lisa Harris Jones as an Independent Director in Group III of the Board of Directors (the “Board”) for a three year term of office continuing until the Company’s 2022 annual meeting of shareholders and until her successor is duly elected and qualifies. Ms. Harris Jones received the following votes:

For	Withhold	Broker Non-Votes
15,881,492	7,759,950	12,009,173

The Company’s shareholders also ratified the appointment of RSM US LLP as the Company’s independent auditors to serve for the 2019 fiscal year.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
33,651,904	1,868,358	130,353	N/A

The results reported above are final voting results.

Item 8.01.         Other Events.

Board Committee and Other Appointments

On May 23, 2019, the Board appointed its Independent Directors, Mses. Barbara D. Gilmore and Harris Jones and Mr. Joseph L. Morea, to each serve on the Audit Committee, Compensation Committee and Nominating and Governance Committee, with Mr. Morea appointed Chair of the Audit Committee, Ms. Gilmore appointed Chair of the Compensation Committee and Ms. Harris Jones appointed Chair of the Nominating and Governance Committee, and appointed Ms. Harris Jones to serve as the Board liaison to the Company’s Gaming Compliance Committee. The Independent Directors selected Ms. Barbara D. Gilmore to serve as the Lead Independent Director. The Board also appointed Mr. Adam D. Portnoy to serve as Chair of the Board.

Director Compensation

Also on May 23, 2019, the Company updated its Director compensation arrangements. A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on May 23, 2019, the Company awarded each of the Company’s Directors 10,000 shares representing common limited liability company interests in the Company (“Common Shares”), no par value, valued at $3.38 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Press Release

Also on May 23, 2019, the Company issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Summary of Director Compensation

	99.1	Press Release issued by TravelCenters of America LLC, dated May 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date:  May 24, 2019